SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                November 5, 2003


                           Newmont Mining Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                                    001-31240
                          ---------------------------
                            (Commission File Number)


                                   84-1611629
                     -------------------------------------
                      (I.R.S. Employer Identification No.


                   1700 Lincoln Street, Denver, Colorado 80203
                ------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (303) 863-7414
                 -----------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                            ------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events and Regulation FD Disclosure.

On November 5, 2003, Newmont Mining Corporation (the "Company") announced the public offering of 24,000,000 shares of its common stock at a price to the public of $42.40 per share. Attached hereto as Exhibit 1.1 is the Underwriting Agreement, dated November 5, 2003, among the Company, J.P. Morgan Securities Inc. and UBS Securities LLC (as the representatives of the underwriters), relating to the issuance and sale of the shares. The underwriters have a 30-day option to purchase a maximum of 2,000,000 additional shares to cover over-allotments.

Attached hereto as Exhibit 99.1 is the Company's Press Release dated November 5, 2003, announcing that it priced this public offering.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  None.

(b)  None.

(c)  Exhibits

     Exhibit No.         Description

     Exhibit 1.1 Underwriting Agreement, dated November 5, 2003, among Newmont Mining Corporation, J.P. Morgan Securities Inc. and UBS Securities LLC.

     Exhibit 99.1        Press Release dated November 5, 2003.


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 By:  /s/Bruce D. Hansen
                                    ---------------------------------------
                                    Name:  Bruce D. Hansen
                                    Title: Senior Vice President and Chief
                                           Financial Officer

Dated:  November 6, 2003


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

                                 EXHIBIT INDEX

Exhibit Number      Description of Exhibits

1.1                 Underwriting  Agreement,   dated  November  5,  2003,  among
                    Newmont Mining Corporation, J.P. Morgan Securities Inc. and UBS Securities LLC.

99.1                Press Release dated November 5, 2003.


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